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                                                                    EXHIBIT 10.4

                          BALDWIN PIANO & ORGAN COMPANY

                 THIRD AMENDMENT AND LIMITED WAIVER AND CONSENT
                                       TO
                                CREDIT AGREEMENT

                  This THIRD AMENDMENT AND LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 26, 2001 and entered into by and among BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation ("BORROWER"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL"), as agent for itself and Lenders ("AGENT"), the financial institutions listed on the signature pages hereof ("LENDERS"), and, for purposes of Section 5 hereof, the Credit Parties listed on the signature pages hereof, and is made with reference to: (i) that certain Credit Agreement dated as of March 24, 2000, by and among Borrower, the other Credit Parties party thereto, Lenders and Agent (as modified by the First Amendment and Limited Waiver thereto dated as of August 11, 2000, the Limited Waiver and Consent thereto dated as of September 28, 2000, the Limited Waiver thereto dated as of October 30, 2000, the Second Amendment and Limited Waiver thereto dated as of December 15, 2000 (the "SECOND AMENDMENT") and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "CREDIT AGREEMENT"); and (ii) that certain Security Agreement dated as of March 24, 2000 (as heretofore amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") by and among Borrower, the Grantors party thereto and GE Capital, as Agent for itself and Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement or the Security Agreement, as applicable.

                                 R E C I T A L S
                                 - - - - - - - -

                  WHEREAS, Borrower has informed Agent and Lenders that Borrower has proposed to enter into an Asset Purchase Agreement (the "CE ASSET PURCHASE AGREEMENT") with Ayrshire Electronics LLC, a Kentucky limited liability company ("AYRSHIRE"), pursuant to which Borrower has agreed to sell to Ayrshire all of the assets of Borrower primarily relating to and used by Borrower in the operation of Borrower's contract electronics manufacturing services division (the "SUBJECT ASSETS").

                  WHEREAS, in connection with the Closing under the CE Asset Purchase Agreement, Borrower and Ayrshire have agreed to enter into a Confidentiality, Nonsolicitation and Noncompetition Agreement (the "CE NONCOMPETE AGREEMENT"), an Information Technology Transition Services Agreement and a Lease (together with the CE Asset Purchase Agreement, collectively, the "CE SALE DOCUMENTS").



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                  WHEREAS, Borrower has requested that Agent and Requisite
Lenders (i) waive the restrictions contained in Sections 5.1, 6.7 and 6.8 of the Credit Agreement to the extent necessary to permit the sale of the Subject Assets to Ayrshire for a gross cash purchase price of not less that $9,700,000 (the "CE SALE") and consent to the release of liens created by the Security Agreement on the Subject Assets pursuant to the terms thereof and (ii) extend the January 31, 2001 date set forth in Section 2 of the Second Amendment to February 16, 2001.

                  WHEREAS, Agent and Requisite Lenders have agreed to make certain amendments and waive certain requirements of the Credit Agreement and consent to the release of liens created by the Security Agreement on the Subject Assets, but only on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the terms and conditions herein contained, Borrower, Agent and Requisite Lenders hereby agree pursuant to Section 11.2 of the Credit Agreement as follows:

                                   SECTION 1.
                       AMENDMENTS TO THE CREDIT AGREEMENT

                  On the basis of the representations and warranties contained in this Amendment, and subject to the terms and the satisfaction of the conditions set forth in this Amendment, Agent and Requisite Lenders hereby agree as follows:

                  A. AMENDMENT TO SECTION 1.6. Section 1.6(s) of the Credit Agreement is amended and restated as follows:

                  "(s) with respect to any Account owing by Biasco Musical Instrument Co., to the extent such Account, together with all other Accounts owing by Biasco Musical Instrument Co. and its Affiliates, as at any date of determination exceeds twenty percent (20%) of all Eligible Accounts; provided that, to the extent that such Accounts exceed twenty percent (20%) of all Eligible Accounts, Agent may elect to nevertheless treat all or a portion of such excess Accounts as Eligible Accounts on such terms, including advance rates and Reserves, as the Agent shall determine in its discretion, it being understood that, from and after the Third Amendment Effective Date and notwithstanding any advance rate percentage set forth in clause (a) of the definition of Borrowing Base, until Borrower received a subsequent notice from Agent, the advance rate for such excess Accounts shall be 51.5% of such excess Accounts to the extent such excess Accounts are otherwise Eligible Accounts."

                  B. AMENDMENT TO SECTION 3. Section 3 of the Credit Agreement is hereby amended by inserting a new Section 3.28 at the end thereof as follows:

                  "3.28 CE SALE DOCUMENTS. As of the Third Amendment Effective Date, Borrower has delivered to Agent a complete and correct copy of the CE Sale Documents (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in



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         connection therewith). No Credit Party and no other Person party thereto is in default in the performance or compliance with any provisions thereof. Each of the CE Sale Documents complies with, and the CE Sale has been consummated in accordance with, all applicable laws. Each of the CE Sale Documents is in full force and effect as of the Third Amendment Effective Date, has not been terminated, rescinded or withdrawn. The Liabilities (as defined in the CE Asset Purchase Agreement) arising out of Borrower's relationship with Pana Pacific do not exceed $100,000 in the aggregate as of the Third Amendment Effective Date. There is no sharing of customers or other relationship between any of the businesses being retained by Borrower and the contract electronics manufacturing services business of Borrower being sold to Ayrshire or other circumstances such that Section 3(a) of the CE Noncompete Agreement would be violated. All requisite approvals by Governmental Authorities having jurisdiction over Ayrshire, any Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the CE Sale Documents, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the CE Sale Documents or to the conduct by any Credit Party of its business thereafter. To the best of each Credit Party's knowledge, none of Ayrshire's representations or warranties in the CE Asset Purchase Agreement contain any untrue statement of a material fact. Each of the representations and warranties given by each applicable Credit Party in the CE Asset Purchase Agreement is true and correct in all material respects and do not or omit any fact necessary to make the statements therein not misleading. Notwithstanding anything contained in the CE Asset Purchase Agreement to the contrary, such representations and warranties of the Credit Parties are incorporated into this Agreement by this SECTION 3.28 and shall, solely for purposes of this Agreement and the benefit of Agent and Lenders, survive the consummation of the CE Sale."

                  C. AMENDMENTS TO ANNEX A.

                           (1) Annex A of the Credit Agreement is hereby amended
by amending the definition of "Borrowing Base" contained therein by deleting from paragraph (b) thereto the words "fifty-six and five-tenths percent (56.5%)" appearing therein and inserting the words "fifty-one and five-tenths percent (51.5%)" in their place.

                           (2) Annex A of the Credit Agreement is hereby further
amended by inserting the following definitions therein in alphabetical order:

                  "`AYRSHIRE' means Ayrshire Electronics LLC, a Kentucky limited liability company.

                  `CE ASSET PURCHASE AGREEMENT' means that certain Asset Purchase Agreement dated as of January 26, 2001 by and between Borrower and Ayrshire, as such agreement may be amended, supplemented or otherwise modified in accordance with SECTION 6.19.

                  `CE LEASE' means that certain Lease made and entered into as of January 26,



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         2001 by and between by Borrower and Ayrshire, as such agreement may be amended, supplemented or otherwise modified in accordance with SECTION 6.19.

                  `CE NONCOMPETE AGREEMENT' means that certain Confidentiality, Nonsolicitation and Noncompetition Agreement dated as of January 26, 2001 by and between Ayrshire and Borrower, as such agreement may be amended, supplemented or otherwise modified in accordance with SECTION 6.19.

                  `CE SALE' means the sale by Borrower to Ayrshire of the assets of Borrower primarily relating to and used by Borrower in the operation of Borrower's contract electronics manufacturing services division.

                  `CE TRANSITION SERVICES AGREEMENT' means that certain Information Technology Transition Services Agreement dated as of January 26, 2001 by and between Ayrshire and Borrower, as such agreement may be amended, supplemented or otherwise modified in accordance with SECTION 6.19.

                  `CE SALE DOCUMENTS" shall mean the CE Asset Purchase Agreement, CE Noncompete Agreement, CE Transition Services Agreement and CE Lease.

                  `THIRD AMENDMENT' means that certain Third Amendment to the Credit Agreement dated as of January 26, 2001 by and among Borrower, the Lenders signatory thereto, Agent and other Credit Parties signatory thereto.

                  `THIRD AMENDMENT EFFECTIVE DATE' means the Third Amendment Effective Date as defined in the Third Amendment."

         D. AMENDMENT TO DISCLOSURE SCHEDULE (3.19) (DEPOSIT AND DISBURSEMENT ACCOUNTS). Disclosure Schedule (3.19) is hereby amended by adding the following line entry under "LOCKBOX ACCOUNTS":

                  "Baldwin Piano & Organ Company
                  FIFTH THIRD BANK
                  P.O. Box 632383 Cincinnati, Ohio 45263
                  Baldwin Piano & Organ Company
                  5/3 BANK - LOCKBOX"

         E. AMENDMENT TO DISCLOSURE SCHEDULE A. Disclosure Schedule A of the Credit Agreement is hereby amended by inserting the following at the end thereof:

                  "10.     CE Asset Purchase Agreement

                  11.      CE Noncompete Agreement

                  12.      CE Transition Services Agreement

                  13.      CE Lease."


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                                   SECTION 2.
               LIMITED WAIVER AND CONSENT TO THE CREDIT AGREEMENT

                  A. CE SALE. On the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, Agent and Requisite Lenders hereby agree to waive the restrictions contained in Sections 5.1, 6.7 and 6.8 of the Credit Agreement solely to the extent necessary to permit Borrower and Ayrshire to consummate the CE Sale pursuant to the terms of the CE Sale Documents; PROVIDED that concurrently with the consummation of the CE Sale, Borrower shall deposit proceeds received in connection with the CE Sale to the Collection Account. Requisite Lenders hereby authorize Agent to, at Borrower's sole cost and expense, execute and deliver such partial releases of its security interest in and Liens on such Collateral which constitutes Subject Assets as may be reasonably requested by Borrower in connection with the CE Sale, including, without limitation, any UCC-3 termination statements and other full or partial release instruments, as applicable. Notwithstanding anything contained herein to the contract, this Amendment shall cease to be of any force or effect if the CE Sale has not been consummated on or before January 31, 2001.

                  B. EXTENSION. On the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Limited Waiver, Agent and Requisite Lenders agree to extend the January 31, 2001 date set forth in Section 2 of the Second Amendment to February 16, 2001.


                                   SECTION 3.
                              LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of Section
11.2 of the Credit Agreement, the wavier set forth above shall be limited precisely as written and relates solely to noncompliance by Borrower with the provisions of Sections 5.1, 6.7 and 6.8 of the Credit Agreement in the manner and to the extent described above and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by Borrower with respect to (i) the Sections 5.1, 6.7 and 6.8 of Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement, Security Agreement or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement, Security Agreement or any other instrument or agreement referred to therein.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement, Security Agreement and the other Loan Documents shall remain in full



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force and effect and in all other respects are hereby ratified and confirmed.

                                   SECTION 4.
                         REPRESENTATIONS AND WARRANTIES

                  In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that:

                  A. AUTHORIZATION; BINDING OBLIGATIONS. Each Credit Party has all requisite corporate power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). As of the Third Amendment Effective Date (as hereinafter defined), the Credit Agreement, as amended by this Amendment, will constitute the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  B. INCORPORATION OF REPRESENTATIONS. Each representation and warranty of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of the Third Amendment Effective, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

                  C. ABSENCE OF DEFAULTS. No event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment.

                  D. PERFORMANCE. Borrower has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                   SECTION 5.
                  ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

                  Borrower and each other Credit Party executing a counterpart hereto agree to and acknowledge the terms and provisions of this Amendment and confirm that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that



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all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment, except as specifically provided herein. Borrower and each other Credit Party executing a counterpart hereof represent and warrant that, all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                   SECTION 6.
                           CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective (the "THIRD AMENDMENT EFFECTIVE DATE") only upon receipt of the following items by Agent:

         (a) counterparts hereof duly executed by each Credit Party and Requisite Lenders (or, in the case of any Lender, telex or telephone confirmation from such Lender of its execution hereof);

         (b) the form and substance of the CE Sale Documents, which form and substance shall in all respects be satisfactory to Agent and Requisite Lenders (which satisfaction shall be evidenced by such Lenders executing a counterpart hereof);

         (c) the final form of the CE Sale Documents which shall be in the form approved by Agent and Requisite Lenders with such changes thereto as may be acceptable to Agent;

         (d) resolutions of the Borrower's Board of Directors and stockholders, approving and authorizing the execution, delivery and performance of the CE Sale Documents and the Third Amendment, certified as of the Third Amendment Effective Date by Borrower's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment; and

         (e) evidence satisfactory to Agent that Borrower has sent or in any event within five (5) Business Days after the Closing Date under the CE Asset Purchase Agreement will send written notices to all Account Debtors of the music division which have previously been instructed to direct payments to Lock Box Number 631882 maintained at Fifth Third instructing such Account Debtors thereafter to send such payments to Lock Box Number 632383 maintained at Fifth Third; and

         (f) such other documents as Agent may reasonably request.


                                   SECTION 7.
                                  MISCELLANEOUS

         A. EFFECT OF AMENDMENT. Except as specifically provided herein, this


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Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Credit Agreement or the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

                  On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

         B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 11.3 of the Credit Agreement incurred by Agent, Lenders and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         E. COUNTERPARTS. This Amendment may be executed in any number of counterparts, including by telecopy, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                          BORROWER:

                          BALDWIN PIANO & ORGAN COMPANY

                          By: /s/ DUANE D. KIMBLE, JR.
                              ------------------------
                              Name:  Duane D. Kimble, Jr.
                                     --------------------
                              Title: Executive Vice President
                                     ------------------------


                          AGENT AND LENDERS:

                          GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT FOR ITSELF AND LENDERS

                          By: /s/ CHARLES CHIODO
                              ------------------
                              Name: Charles Chiodo
                                    --------------
                              Title: Its Duly Authorized Signatory


                          OTHER CREDIT PARTIES:

                          THE WURLITZER COMPANY

                          By: /s/ DUANE D. KIMBLE, JR.
                              ------------------------
                              Name:  Duane D. Kimble, Jr.
                                     --------------------
                              Title: Executive Vice President
                                     ------------------------


                             BALDWIN TRADING COMPANY


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                                      By: /s/ DUANE D. KIMBLE, JR.
                                          ------------------------
                                          Name:  Duane D. Kimble, Jr.
                                                 --------------------
                                          Title: Executive Vice President
                                                 ------------------------




                                      THE BALDWIN PIANO COMPANY (CANADA) LIMITED

                                      By: /s/ DUANE D. KIMBLE, JR.
                                          ------------------------
                                          Name:  Duane D. Kimble, Jr.
                                                 --------------------
                                          Title: Executive Vice President
                                                 ------------------------